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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 17, 1997

                          SNYDER COMMUNICATIONS, INC.
            (Exact name of registrant as specified in its character)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)


           1-12145                                    52-1983617
   (Commission file number)           (I.R.S. Employer Identification No.)

     Two Democracy Center
     6903 Rockledge Drive
         15th Floor
      Bethesda, Maryland
    (Address of principal                               20817
      executive offices)                             (Zip Code)


                                 (301) 468-1010
              (Registrant's telephone number, including area code)

                                 Not applicable
  (Former name, former address and former fiscal year, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 17, 1997, Snyder Communications, Inc., a Delaware corporation (the "Registrant"), purchased all of the outstanding shares of Supermarket Communications Systems, Inc. ("SCS"), pursuant to a Stock Purchase Agreement (the "Purchase Agreement"), dated as of January 10, 1997, among the Registrant, SCS and the Stockholders of SCS. SCS provides marketing services through information centers located in over 5,000 targeted retail outlets. Upon consummation of the acquisition, SCS's name was changed to Good Neighbor Direct, Inc. ("Good Neighbor"), and the information centers acquired will be operated by the Registrant through Good Neighbor. The purchase price of $4,050,000 was paid in cash and is subject to adjustment based upon certain procedures in the Purchase Agreement which will determine the actual number of information centers purchased. The Registrant does not expect the final purchase price to differ materially from the amount paid. The assets acquired in the purchase include information centers with a net book value of approximately $460,000 and certain other prepaid assets with a book value of approximately $40,000. For a more complete description of the terms of the purchase, reference is made to the Purchase Agreement which is incorporated by reference in this Current Report on Form 8-K as Exhibit 2.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (A) Financial statements of businesses acquired.

         It is impracticable to provide the required financial statements for SCS at the date hereof. If SCS meets the definition of a significant subsidiary as defined in Article 1 of Regulation S-X and as determined using the Registrant's Form 10-K for the year ended December 31, 1996 which will be filed with the Commission no later than March 31, 1997, the Registrant will file such required financial statements by means of an amendment to this Current Report on Form 8-K as soon as practicable, but no later than April 2, 1997.

         (B) Pro forma financial information.

         It is impracticable to provide the required pro forma financial information required pursuant to Article 11 of Regulation S-X at the date hereof. If SCS meets the definition of a significant subsidiary as defined in
Article 1 of Regulation S-X and as determined using the Registrant's Form 10-K for the year ended December 31, 1996 which will be filed with the Commission no later than March 31, 1997, the Registrant will file such required pro forma financial information by means of an amendment to this Current Report on Form 8-K as soon as practicable, but no later than April 2, 1997.

         (C) Exhibits.

         2.1 Stock Purchase Agreement among Snyder Communications, Inc. and Supermarket Communications Systems, Inc. and the Stockholders of Supermarket Communications Systems, Inc. dated as of January 10, 1997.

         99.1  Press release issued by the Registrant on January 10, 1997.
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                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SNYDER COMMUNICATIONS, INC.
                                                  (Registrant)



Date: January 31, 1997                     /s/ MICHELE D. SNYDER
     -----------------                        ------------------
                                           Michele D. Snyder
                                           Vice Chairman, and
                                           Chief Operating Officer


Date: January 31, 1997                     /s/ A. CLAYTON PERFALL
     -----------------                        -------------------
                                           A. Clayton Perfall
                                           Chief Financial Officer